STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                 MK GOLD COMPANY

                                       AND

                          LEUCADIA NATIONAL CORPORATION



                          Dated as of September 1, 1999

                                TABLE OF CONTENTS

                                                                            Page
I.    DEFINITIONS............................................................ 1
II.   PURCHASE OF SECURITIES................................................. 2
      2.1    Purchase of Securities.......................................... 2
III.  PURCHASE PRICE AND PAYMENT............................................. 2
      3.1    Amount of Purchase Price........................................ 2
      3.2    Payment of Purchase Price....................................... 2
IV.   THE COMPANY'S REPRESENTATIONS AND WARRANTIES........................... 2
      4.1    Organization.................................................... 2
      4.2    Due Authorization............................................... 2
      4.3    Authorized and Outstanding Shares of Capital Stock.............. 3
      4.4    Authorization and Issuance of Securities........................ 3
      4.5    Subsidiary Organizations........................................ 3
      4.6    No Other Rights................................................. 3
      4.7    No Conflicts.................................................... 3
      4.8    No Consents..................................................... 4
      4.9    Litigation...................................................... 4
V.    LUK's REPRESENTATIONS AND WARRANTIES................................... 4
      5.1    Organization.................................................... 4
      5.2    Due Authorization............................................... 4
      5.3    No Conflicts.................................................... 5
      5.4    No Consents..................................................... 5
      5.5    LUK's Investment Intention...................................... 5
      5.6    Access to Data.................................................. 5
VI.   COVENANTS.............................................................. 6
      6.1    Tax Compliance.................................................. 6
      6.2    Registration Rights............................................. 6
VII.  CONDITIONS PRECEDENT................................................... 6
      7.1    Conditions Precedent to Obligations of LUK...................... 6
      7.2    Conditions Precedent to Obligations of the Company.............. 7
VIII. CLOSING................................................................ 8

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
      8.1    Closing Date.................................................... 8
      8.2    Specific Performance............................................ 8
IX.   SECURITIES LAW MATTERS................................................. 8
      9.1    Legends......................................................... 8
X.    INDEMNIFICATION AND EXPENSES........................................... 8
      10.1   Indemnification by the Company.................................. 8
      10.2   Indemnification by LUK.......................................... 8
XI.   TERMINATION............................................................ 9
      11.1   Termination..................................................... 9
      11.2   Effect of Termination........................................... 9
XII.  MISCELLANEOUS.......................................................... 9
      12.1   Notices......................................................... 9
      12.2   Binding Effect; Benefits........................................10
      12.3   Waiver..........................................................10
      12.4   Amendment.......................................................11
      12.5   Assignability...................................................11
      12.6   Applicable Law..................................................11
      12.7   Section and Other Headings......................................11
      12.8   Certain Fees and Expenses.......................................11
      12.9   Severability....................................................11
      12.10  Counterparts....................................................12

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     STOCK PURCHASE AGREEMENT, dated as of September 1, 1999, between MK Gold Company, a Delaware corporation having an office at 60 East South Temple, Salt Lake City, Utah 84111 (the "Company"), and Leucadia National Corporation, a New York corporation having an office at 315 Park Avenue South, New York, New York 10010 ("LUK").

                              W I T N E S S E T H:

          WHEREAS, of the issued and outstanding common stock, par value $.01 per share of the Company (the "Common Stock"), 9,000,000 shares representing 46.7% of the Common Stock are beneficially owned by LUK; and

          WHEREAS, to enable the Company to make the Acquisition (as defined below) LUK has agreed (i) to purchase additional shares of Common Stock from the Company and, because funding of the Acquisition is required prior to satisfaction of all conditions set forth herein, (ii) to loan the purchase price for such shares to the Company, upon the terms of the promissory note attached hereto as Exhibit A (the "Promissory Note").

          WHEREAS, simultaneous with the execution of this Agreement, (i) the Company has borrowed $15,806,723 from LUK as evidenced by the Promissory Note dated the date hereof in the principal amount of $15,806,723 and has used the proceeds thereof to fund part of the Purchase Price for the Acquisition and (ii) the Company has acquired a 100% interest in the Las Cruces Copper Project (the "Project") from Rio Tinto plc, subject to an option in favor of Straits Resources Ltd to acquire a 35% interest in the Project, and has entered into certain related transactions (the "Acquisition"); and

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

I.   DEFINITIONS

     References to this "Agreement" shall mean this Stock Purchase Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits hereto, as the same may from time to time be amended or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

II.  PURCHASE OF SECURITIES
     ----------------------

     2.1 Purchase of Securities. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined herein) the Company shall issue, sell and deliver to LUK, free and clear of all liens, and LUK shall purchase from the Company 18,058,635 shares of Common Stock (the "Securities") for the consideration specified in Section 3.1.

III. PURCHASE PRICE AND PAYMENT
     --------------------------

     3.1 Amount of Purchase Price. The aggregate purchase price for the Securities (the "Purchase Price") shall be $15,806,723, representing a per share price equal to the $0.8753 per share book value of the Shares as at June 30, 1999.

     3.2 Payment of Purchase Price. (a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, LUK shall pay to the Company the Purchase Price and the Company shall deliver to LUK the Securities issued in the name of LUK or such other person or persons as LUK shall direct.

     (b) Payment of the Purchase Price shall be made by delivery of the Promissory Note to the Company

IV.  THE COMPANY'S REPRESENTATIONS AND WARRANTIES
     --------------------------------------------

     The Company makes the following representations and warranties to LUK, each and all of which shall survive the execution and delivery of this Agreement and the Closing (as defined herein) hereunder:

     4.1 Organization. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as currently being and as proposed to be conducted. The Company is qualified as a foreign corporation to transact business in Utah and in any other jurisdiction where it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

     4.2 Due Authorization. The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement has been duly executed and delivered by LUK, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and similar laws relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3 Authorized and Outstanding Shares of Capital Stock. The authorized capital stock of the Company consists of forty million (40,000,000) shares of Common Stock, of which 19,261,365 shares currently are issued and outstanding as of the date hereof. Except for 2,500,000 shares issuable under the Company's Stock Incentive Plan (the "Stock Incentive Plan") and 180,000 shares issuable under the Company's Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan"), no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Company or securities convertible into such capital stock is authorized or outstanding, and other than this Agreement or pursuant to outstanding stock options issued under the Stock Incentive Plan and the Non-Employee Director Plan, there is no commitment of Company to issue any such shares, warrants, options or other such rights or securities.

     4.4 Authorization and Issuance of Securities. The issuance of the Securities has been duly authorized and, upon delivery to LUK of certificates therefor against payment in accordance with the terms hereof, the Securities will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and preemptive rights.

     4.5 Subsidiary Organizations. Each subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of their jurisdictions of incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as currently being and as proposed to be conducted and is qualified as a foreign entity to transact business in each other jurisdiction where the failure to do so would have a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned directly by the Company.

     4.6 No Other Rights. The issuance of the Securities is not subject to preemptive or other similar rights.

     4.7 No Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, the effect of which default in performance or observance would have a Material Adverse Effect. None of the execution and delivery of this Agreement will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

     4.8 No Consents. Except for filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended (the "HSR Act"), the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or state securities or "blue sky" laws, no authorization, approval or consent of, or filing with, any court or governmental authority or agency, is necessary or required in connection with the sale of the Securities hereunder or the transactions contemplated hereby.

     4.9 Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is reasonably likely to have a Material Adverse Effect. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best knowledge of the Company, threatened, which would materially and adversely affect the consummation of the transactions contemplated by this Agreement.

V.   LUK's REPRESENTATIONS AND WARRANTIES
     ------------------------------------

     LUK makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

     5.1 Organization. LUK has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York with corporate power and authority to own, lease and operate its properties and to conduct its business as currently being and as proposed to be conducted and to enter into and perform its obligations under this Agreement. LUK is qualified as a foreign corporation to transact business in each jurisdiction where it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operation of LUK and its subsidiaries taken as a whole.

     5.2 Due Authorization. LUK has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have each been duly authorized, executed and delivered by LUK, and this Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against LUK in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and similar laws relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 No Conflicts. LUK is not in violation of its certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which LUK is a party or by which it may be bound, or to which any of the property or assets of LUK or any of its subsidiaries is subject, the effect of which default in performance or observance would have a material adverse effect on the condition, financial or otherwise, or the results of operations, business or business prospects of LUK and its subsidiaries considered as one enterprise. The execution and delivery of this Agreement will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the LUK or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which LUK or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of LUK or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of LUK or any applicable law, administrative regulation or administrative or court decree.

     5.4 No Consents. Except for filings under the HSR Act and under the Securities Act and the Exchange Act, no authorization, approval or consent of, or filing with, any court or governmental authority or agency, or under the certificate of incorporation of the Company, is necessary or required in connection with the purchase of the Securities hereunder or the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

     5.5 LUK's Investment Intention. LUK represents and warrants that it is purchasing the Securities for its own account, for investment purposes and not with a view to the distribution thereof, except in compliance with the provisions of the Securities Act of 1933, as amended (the "Act"). LUK agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Securities), except in compliance with the Act and the rules and regulations thereunder.

     5.6 Access to Data. LUK has had an opportunity to discuss the Company's business, management, and financial affairs with its management and to review the Company's records and facilities, and LUK is relying for purposes of this Agreement upon its own due diligence review of the Company, not on any representation or warranty of the Company other than as expressly set forth in this Agreement.

VI.  COVENANTS
     ---------

     6.1 Tax Compliance. The Company shall pay all transfer, excise or similar taxes in connection with the issuance, sale, delivery or transfer by the Company to LUK of the Securities and shall save LUK harmless without limitation as to time against any and all liabilities with respect to such taxes. The obligations of Company under this Section 6.1 shall survive the payment, prepayment or redemption of the Securities and the termination of this Agreement.

     6.2 Registration Rights. At any time after the date hereof, upon the written request of LUK that the Company effect the registration under the Act (which shall be a shelf registration if requested by LUK) of all or part of the shares of Common Stock (including the Securities upon their issuance) owned by LUK (including any affiliate of LUK) and specifying the intended method or methods of disposition thereof, the Company shall, at its own cost, cooperate with LUK and effect the registration under the Act of such shares as soon as practicable after receipt of such request.

VII. CONDITIONS PRECEDENT
     --------------------

     7.1 Conditions Precedent to Obligations of LUK. The obligation of LUK to purchase the Securities and to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date (unless expressly waived in writing by LUK on or prior to the Closing Date):

     (a) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date (except that representations and warranties qualified by the terms "material" or "Material Adverse Effect" shall be true and correct in all respects) with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except as a result of actions contemplated or permitted by this Agreement and except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period.

     (b) The Company shall deliver to LUK a certificate dated as of the Closing Date and signed by an executive officer of the Company certifying that the conditions specified in this Section have been fulfilled.

     (c) No temporary restraining order, preliminary or permanent injunction or other order issued by any governmental authority or other legal restraint or prohibition preventing the consummation of the Closing shall be in effect.

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
     (d) The waiting period (and any extensions thereof) applicable to the transactions contemplated hereby under the HSR Act shall have been terminated or shall have otherwise expired.

     (e) LUK will have received from the Company a certificate of its Secretary or Assistant Secretary certifying as to (i) the resolutions of the Board of Directors of the Company approving this Agreement and authorizing the consummation of the transactions contemplated hereby and (ii) the incumbency and signatures of the officers of Seller executing this Agreement.

     7.2 Conditions Precedent to Obligations of the Company. The obligation of the Company to issue the Securities pursuant to this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date (unless expressly waived in writing by the Company on or prior to the Closing Date):

     (a) All of the terms, covenants and conditions of this Agreement to be complied with and performed by LUK on or prior to the Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by LUK in this Agreement shall be true and correct in all material respects on and as of the Closing Date (except that representations and warranties qualified by the terms "material" or "material adverse effect" shall be true and correct in all respects) with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except as a result of actions contemplated or permitted by this Agreement and except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period.

     (b) LUK shall deliver to the Company a certificate dated as of the Closing Date and signed by an executive officer of LUK certifying that the conditions specified in this Section 7.2 have been fulfilled.

     (c) No temporary restraining order, preliminary or permanent injunction or other order issued by any governmental authority or other legal restraint or prohibition preventing the consummation of the Closing shall be in effect.

     (d) The waiting period (and any extension thereof) applicable to the transactions contemplated hereby under the HSR Act shall have been terminated or shall have otherwise expired.

     (e) The Company will have received from LUK a certificate of its Secretary or Assistant Secretary certifying as to (i) the resolutions of the Board of Directors of Buyer approving this Agreement and authorizing the consummation of the transactions contemplated hereby and (ii) the incumbency and signatures of the officers of LUK executing this Agreement.

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
VIII. CLOSING
      -------

     8.1 Closing Date. (a) The closing of the sale and purchase of the Shares provided for in Article III hereof (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP, New York, New York at 10:00 a.m. (New York City time) (or at such time and at such place as the parties may designate) on the second business day following the date on which each of the conditions specified in Article VII hereof has been fulfilled (or waived by the party entitled to waive that condition). The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

     8.2 Specific Performance. The parties hereto acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement, including the Company's obligation to sell the Securities to LUK, may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall, however, not be exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

IX.  SECURITIES LAW MATTERS
     ----------------------

     9.1 Legends. Unless the Securities are the subject of an effective registration statement, each certificate representing the Securities shall bear a legend substantially in the following form:

     "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM."

X.   INDEMNIFICATION AND EXPENSES
     ----------------------------

     10.1 Indemnification by the Company. The Company agrees to indemnify, defend and hold LUK and its respective officers, directors, employees, agents and controlling persons (collectively, the "LUK Indemnitees") harmless from and against any and all expenses, losses, claims, damages and liabilities which are incurred by or threatened against the LUK Indemnitees, or any of them, including, without limitation, reasonable attorneys' fees and expenses, caused by, or in any way resulting from or relating to the Company's breach of any of the representations, warranties, covenants or agreements of the Company set forth in this Agreement.

     10.2 Indemnification by LUK. LUK agrees to indemnify, defend and hold harmless the Company and its respective officers, directors, employees, agents, partners

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
and controlling persons (collectively, the "Company Indemnitees") harmless from and against any and all expenses, losses, claims, damages and liabilities which are incurred by or threatened against the Company Indemnitees, or any of them, including, without limitation, reasonable attorneys' fees and expenses, caused by, or in any way resulting from or relating to LUK's breach of any of the representations, warranties, covenants or agreements of LUK set forth in this Agreement.

XI.  TERMINATION
     -----------

     11.1 Termination. This Agreement may be terminated at any time prior to the
Closing: (i) by mutual written consent of the Company and LUK or (ii) by either LUK or the Company if the Closing shall not have occurred on or before December 31, 1999; provided, however, that the right to terminate this Agreement under
Section 11.1(ii) will not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

     11.2 Effect of Termination. If this Agreement is terminated pursuant to
Section 11.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except with respect to Section 12.8 and except that nothing herein will relieve any party from liability for any prior breach of this Agreement.

XII. MISCELLANEOUS
     -------------

     12.1 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

          If to Company at:

          MK Gold Company
          60 East South Temple
          Salt Lake City, Utah  84111
          Attn:  Chief Financial Officer
          Telecopy Number:  (801) 297-6950

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
          With a copy to:

          Stoel Rives LLP
          201 South Main Street, Suite 1100
          Salt Lake City, Utah  84111-4909
          Attn:  Reed W. Topham
          Telecopy Number:  (801) 578-6999

          If to LUK at:

          Leucadia National Corporation
          315 Park Avenue South
          New York, New York  10010
          Attn:  Joseph S. Steinberg, President
          Telecopy Number: (212) 598-3245

          with a copy to:

          Weil, Gotshal & Manges LLP
          767 Fifth Avenue
          New York, New York  10153
          Attn:  Andrea A. Bernstein
          Telecopy Number:  (212) 310-8007

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited with the United States mail.

     12.2 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, transferees and permitted assigns. Except as expressly set forth herein, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors, transferees or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     12.3 Waiver. Either party hereto may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement; (b) waive compliance with any of the conditions or covenants of the other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     12.4 Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by LUK and the Company.

     12.5 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Company. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by LUK without the prior written consent of the Company; provided, however, that without the consent of the Company, LUK may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, LUK's rights to purchase the Securities and LUK's rights to seek indemnification hereunder) to any affiliate of LUK. Upon any such permitted assignment, the references in this Agreement to LUK shall also apply to any such assignee unless the context otherwise requires; provided, however, that the conditions set forth in Section
7.2 shall continue to apply to LUK.

     12.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflict of laws. 12.7 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.8 Certain Fees and Expenses. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants shall be paid by the party for whom such costs or expenses were incurred.

     12.9 Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

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
     12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       MK GOLD COMPANY



                                       By: /s/ JOHN FARMER
                                           -------------------------------------
                                           Name: John Farmer
                                           Title: Chief Financial Officer


                                       LEUCADIA NATIONAL CORPORATION



                                       By: /s/ THOMAS E. MARA
                                           -------------------------------------
                                           Thomas E. Mara
                                           Executive Vice President

                                       13